UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 18, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


Delaware                              1-15062                         13-4099534
--------                              -------                         ----------
(State or Other Jurisdiction   (Commission File Number)            (IRS Employer
of Incorporation)                                            Identification No.)

                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.


                                  TWE Indenture

On October 18, 2006, Time Warner Cable Inc. ("TWC"), a subsidiary of Time Warner Inc. (the "Company" or "Time Warner"), together with Time Warner Entertainment Company, L.P. ("TWE"), TW NY Cable Holding Inc. ("TWNYCH"), certain other subsidiaries of the Company and The Bank of New York, as Trustee, entered into the Tenth Supplemental Indenture to the Indenture, dated as of April 30, 1992, among TWE, TWC, certain other subsidiaries of the Company and The Bank of New York, as Trustee (as amended through October 18, 2006, the "TWE Indenture"). A total of $3.2 billion aggregate principal amount of debt securities are currently outstanding under the TWE Indenture (collectively, the "TWE Bonds"). Pursuant to the Tenth Supplemental Indenture, TWNYCH fully, unconditionally and irrevocably guaranteed the payment of principal and interest on the TWE Bonds.

In addition, pursuant to the Ninth Supplemental Indenture, dated as of November 1, 2004, among TWE, TWC, certain other subsidiaries of the Company and The Bank of New York, as Trustee, Time Warner NY Cable LLC ("TWNY"), a subsidiary of TWC, agreed to waive, for so long as it remained a general partner of TWE, the benefit of certain provisions in the TWE Indenture that provided that it would not have any liability for the TWE Bonds as a general partner of TWE (the "TWNY Waiver"). On October 18, 2006, TWNY contributed all of its general partnership interests in TWE to TWE GP Holdings LLC, its wholly owned subsidiary, and as a result, the TWNY Waiver, by its terms, ceased to be in effect.

                              TWC Credit Facilities

On October 18, 2006, TWNYCH executed and delivered unconditional guaranties of the obligations of TWC under TWC's $6.0 billion senior unsecured revolving credit facility and two $4.0 billion term loan facilities (collectively, the "TWC Credit Facilities") in substantially the form of the existing primary guaranties attached thereto. In addition, contemporaneously with the termination of the TWNY Waiver, TWNY was released from its guaranties of the obligations of TWC under the TWC Credit Facilities in accordance with the terms of the TWC Credit Facilities. The Company expects that TWC will implement the same guaranty structure with respect to its commercial paper program.

Item 9.01 Financial Statements and Exhibits.

Exhibit           Description
------            -----------

4.1 Tenth Supplemental Indenture, dated as of October 18, 2006, among Historic TW Inc., TWE, TWC, TWNYCH, TWNY, American Television and Communications Corporation, Warner Communications Inc. and The Bank of New York, as Trustee.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TIME WARNER INC.



                                                  By: /s/ James W. Barge
                                                      --------------------------
                                                  Name:    James W. Barge
                                                  Title:   Senior Vice President
                                                           and Controller


Date:  October 18, 2006

                                  Exhibit Index


Exhibit           Description
------            -----------

4.1 Tenth Supplemental Indenture, dated as of October 18, 2006, among Historic TW Inc., TWE, TWC, TWNYCH, TWNY, American Television and Communications Corporation, Warner Communications Inc. and The Bank of New York, as Trustee.